UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2005

Fieldstone Mortgage Investment Corporation

(Exact name of registrant as specified in charter)

Maryland	333-125910	20-2972688
State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

11000 Broken Land Parkway, Suite 600, Columbia, Maryland		21044
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (866) 365-3642

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01.	Other Events.

Filing of Form T-1

On July 25, 2005, Fieldstone Mortgage Investment Corporation (the “Registrant”) is filing a Form T-1 Statement of Eligibility to designate HSBC Bank USA, National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Section 305 and 307 of the Trust Indenture Act of 1939.  Form T-1 is annexed hereto as Exhibit 25.1.

Item 9.01	Financial Statements, Pro Forma Financial Statements and Exhibits.

Information and Exhibits

(a)	Financial Statements of business acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Exhibits.

	25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2005	FIELDSTONE MORTGAGE INVESTMENT
CORPORATION
(Registrant)

	By:	/s/ John C. Kendall
Name: John C. Kendall
Title: Director and President

[FORM 8-K - SERIES 2005-2 - FORM T-1]

Exhibit Index

Exhibit No.

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended